Exhibit 99.2

Press Contact:
Barry Holt
203-517-3107
bholt@informationsg.com

Marie DiFrancesco
212-798-9835
marie.difrancesco@cohnwolfe.com

Investor Contact:
David Berger
203-517-3104
dberger@informationsg.com

ISG ACQUIRES COMPASS, GLOBAL LEADER IN IT BENCHMARKING,

PERFORMANCE IMPROVEMENT

Acquisition complements ISG unit TPI,

world’s leading sourcing data and advisory firm

Creates world’s foremost database of performance improvement,

benchmarking and sourcing metrics with analytics

STAMFORD, Conn., January 4, 2011 — Information Services Group, Inc. (ISG) (NASDAQ: III), an industry-leading, information-based services company, today announced the acquisition of Compass, the United Kingdom-based premier independent global provider of business and information technology benchmarking, performance improvement, data and analytics services.

The acquisition unites ISG unit TPI, the leading sourcing data and advisory firm in the world, with a leading global brand for benchmarking. Together, TPI and Compass will have more than five decades of global leadership in information and advisory services, more that 600 employees in 21 countries on six continents, and a track record of significant achieved or identified client savings.

“We are pleased to welcome Compass into our company, immediately enhancing the data, analytics and advisory capabilities we can deliver to our clients.  By combining an approach grounded in real-time data collection and fact-based analysis, TPI and Compass can together take advantage of the robust demand for insight and operational expertise required by our clients around performance improvement and transformational change in these organizations,” said Michael P. Connors, Chairman and CEO of ISG. “Importantly, this acquisition also represents the next step in executing our strategy of building ISG into a premier global information-based services company.”

“The combination of ISG, TPI and Compass is strategically powerful, timely and capable of creating substantial growth opportunities over the near and long term,” continued Connors.

Founded in 1980 and headquartered in the UK, Compass has 180 employees in 16 countries including the U.S., Canada, United Kingdom, France, Germany, Spain, Italy and Australia, serving nearly 250 clients worldwide. The company pioneered the aggregation and application of sophisticated metrics to understand root causes of organizational performance issues. Today, the company provides state-of-the-art benchmarking and analysis as well as transformational consulting services to global blue-chip clients such as Credit Agricole, HSBC, ING, Kraft, Old Mutual, Sony and Total.

In addition to global data and analytic capability, Compass’ Fact-Based Consulting® unit generates tangible improvements in client businesses through sourcing advisory programs, recommendations in operational excellence and support in implementing transformational change in business operations. Compass uses benchmarking to support fact-based decision making, analysis to optimize cost reduction, and tools and techniques to manage business performance.  Additional information can be found at www.compassmc.com.

“We see great opportunities for Compass to provide ISG with a new platform of information and data-based advisory capabilities to capture additional market share, grow revenue, increase our returns and fuel future acquisitions,” added Connors. “Together, we have the world’s foremost database of performance improvement benchmarking and sourcing metrics that will provide global reach for sales, project execution and advisory services— real data from real clients.”

“Compass is delighted to be joining ISG and we look forward to partnering with expanded resources and services for the benefit of our clients,” said David Whitmore, CEO of Compass, who also becomes ISG Vice Chairman “ISG is well-known and respected in the global information services industry. Its people are committed to driving the growth of our business so we can better serve the needs of our clients and our employees in partnership with TPI.”

ISG is acquiring Compass from its current shareholders which include the founder, Olof Soderblom, senior management and a syndicate of private investors. Marek Gumienny, an investor in Compass and Chairman of Candover Partners, a UK based private equity firm, has agreed to purchase an additional 500,000 shares of ISG following the consummation of the transaction. This will bring his ISG holdings up to approximately 4.7% of the total outstanding shares.

Webcast:

The Company will host a call and webcast with investors and industry analysts today at 10:30 am Eastern Time.  Dial in details are as follows:

•Dial in number 1-888-220-8450 for participants in the United States.

•International participants call 001-913-312-1480

•Security code to access the call is 7617028.

Participants are requested to dial in at least five minutes before the scheduled start time.

Follow THIS link to join the meeting with slides no more than 15 minutes prior to start time.  You may click on the link directly, or cut and paste the link into your browser:

https://www.livemeeting.com/cc/vcc/join?id=w1347705&role=attend&pw=A134770

If you are having difficulty connecting to the Livemeeting link, please go to the ISG website: www.informationsg.com for further instructions.

A recording of the conference call will be accessible on ISG’s website (www.informationsg.com) for approximately four weeks following the call.

About Information Services Group, Inc.

Information Services Group, Inc. (ISG) was founded in 2006 to build an industry-leading, high-growth, information-based services company by acquiring and growing businesses in advisory services, including strategy, implementation and management, and market information, including market measurement, analytics and related products and services. In November 2007, ISG acquired TPI, the largest sourcing data and advisory firm in the world.  Based in Stamford, Connecticut, ISG has a proven leadership team with global experience in information-based services and a track record of creating significant value for shareowners, clients and employees.  For more, visit www.informationsg.com.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Those risks relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and TPI including without limitation: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) general political and social conditions such as war, political unrest and terrorism; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; (13) financial condition of various clients in the financial, automotive and transportation sectors which account for significant portions of the Company’s revenues and may maintain sizable accounts receivables with the Company; and (14) ability to achieve the cost reduction and productivity improvements contemplated in the previously announced “Value Creation Plan” and in subsequent programs.  Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”).  ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.